APPENDIX A

This Appendix A, amended and restated as of January 3, 2011, is the Appendix A to that certain Custodian Services Agreement dated July 25, 2008 between PFPC Trust Company and each Fund listed below.

Name of Fund	Type of Fund	Form/Jurisdiction of Fund
WELLS FARGO MULTI-STRATEGY 100 MASTER FUND I, LLC	Closed-end, registered investment company under the 1940 Act (Master Fund)	Delaware liability company
WELLS FARGO MULTI-STRATEGY 100 FUND I, LLC	Closed-end, registered investment company under the 1940 Act (Feeder Fund)	Delaware liability company
WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LLC	Closed-end, registered investment company under the 1940 Act (TEI Feeder Fund)	Delaware liability company
WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LDC.	Unregistered fund (Pass-Through for TEI Feeder Fund)	Cayman Islands limited duration company
WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC	Closed-end, registered investment company under the 1940 Act (Feeder Fund)	Delaware liability company
WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LLC	Closed-end, registered investment company under the 1940 Act (TEI Feeder Fund)	Delaware liability company
WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LDC	Unregistered fund (Pass-Through for TEI Feeder Fund)	Cayman Islands limited duration company
WELLS FARGO FAMILY OFFICE MASTER FUND, LLC
WELLS FARGO FAMILY OFFICE FUND I, LLC
WELLS FARGO FAMILY OFFICE FUND FW, LLC

Accepted:

PFPC TRUST COMPANY

By:
Name:
Title:

WELLS FARGO MULTI-STRATEGY 100 MASTER FUND I, LLC

By:
Name:
Title:

WELLS FARGO MULTI-STRATEGY 100 FUND I, LLC

By:
Name:
Title:

WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LLC

By:
Name:
Title:

WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LDC

By:
Name:
Title:

WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC

By:
Name:
Title:

WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LLC

By:
Name:
Title:

WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LDC

By:
Name:
Title:

WELLS FARGO FAMILY OFFICE MASTER FUND, LLC

By:
Name:
Title:

WELLS FARGO FAMILY OFFICE FUND I, LLC

By:
Name:
Title:

WELLS FARGO FAMILY OFFICE FUND FW, LLC

By:
Name:
Title: